UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 24, 2009
(Commission File Number)	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	(IRS Employer Identification No.)

1-3274	FLORIDA POWER CORPORATION d/b/a Progress Energy Florida, Inc. 299 First Avenue North St. Petersburg, Florida 33701 Telephone: (727) 820-5151 State of Incorporation: Florida	59-0247770

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 24, 2009, the Board of Directors of Florida Power Corporation d/b/a Progress Energy Florida, Inc. (“the Company”), by consent resolution, amended Section 3.2 of the Company’s By-Laws to change the number of directors constituting the Board of Directors from a fixed number of seven (7) directors to a variable range of not less than five (5) nor more than nine (9) directors.

Shareholder approval was not required for this amendment.  A copy of the Company’s Amended and Restated By-Laws is being filed herewith as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)           EXHIBITS

3.1  Amended and Restated By-Laws of Florida Power Corporation d/b/a Progress Energy Florida, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC.
Registrant

By:	/s/ David B. Fountain
David B. Fountain
Assistant Secretary

Date: August 24, 2009

INDEX TO EXHIBITS

Exhibit No.                                Description

3.1                                             Amended and Restated By-Laws of Florida Power Corporation d/b/a
                                                  Progress Energy Florida, Inc.